                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the
                                                   Commission Only (as permitted
[X] Definitive Proxy Statement                     by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           NEVADA GOLD & CASINOS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:
             (2) Aggregate number of securities to which transaction applies:
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             (4) Proposed maximum aggregate value of transaction:
             (5) Total fee paid:

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1) Amount Previously Paid:
             (2) Form, Schedule or Registration Statement No.:
             (3) Filing Party:
             (4) Date Filed:

                           NEVADA GOLD & CASINOS, INC.
                         3040 POST OAK BLVD., SUITE 675
                            HOUSTON, TEXAS 77056-6588




                                 August 6, 2001




To Our Shareholders:


         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Nevada Gold & Casinos, Inc., which will be held on Monday, September 10, 2001, beginning at 3:30 p.m., Central Time, at the Marriott West Loop, Ballroom A, 1750 West Loop South, Houston, Texas, 77027.

         Information about the Annual Meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

         It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Sincerely yours,




H. Thomas Winn
PRESIDENT AND CEO

                           NEVADA GOLD & CASINOS, INC.
                         3040 POST OAK BLVD., SUITE 675
                            HOUSTON, TEXAS 77056-6588

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 10, 2001

                                   ----------


         The Annual Meeting of Shareholders of Nevada Gold & Casinos, Inc., will be held at the Marriott West Loop, Ballroom A, 1750 West Loop South, Houston, Texas, 77027, on Monday, September 10, 2001, at 3:30 p.m., Central Time, for the following purposes:

         1. Approval of a Classified Board of Directors. To approve an amendment to UWIN's Articles of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered three-year terms of office.

         2. Election of Directors. To elect five directors to the Board of Directors to serve for terms of one to three years, respectively, or until their successors are elected and qualified if Proposal No. 1 is approved, or to elect the same persons as directors for a term of one year if Proposal No. 1 is not approved.

         3. Approval of Preferred Stock. To approve an amendment to UWIN's Articles of Incorporation to establish a class of preferred stock that may be issued with such rights, preferences, and limitations as determined by the Board of Directors.

         4. Approval of Amendment of Special Meeting Rules. To approve an amendment to UWIN's Articles of Incorporation to provide that special meetings of the shareholders may only be called by a majority of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President of the company.

         5. Ratification of Auditors. To ratify the selection of Pannell Kerr Forster of Texas, P.C., as independent accountants for UWIN for the fiscal year ending March 31, 2002.

         6. Amendment of Stock Option Plan. To approve an amendment to UWIN's 1999 Stock Option Plan to increase the number of shares of common stock reserved for issuance from 1,200,000 to 2,500,000 shares.

         7. To transact any other business that may properly come before the meeting.

         Shareholders of record at the close of business on July 20, 2001, will be entitled to notice of, and to vote at, this meeting.

By Order of the Board of Directors,




Christopher C. Domijan
SECRETARY AND CFO

Dated:  August 6, 2001

            PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE ANNUAL MEETING.

                           NEVADA GOLD & CASINOS, INC.

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS


         The Board of Directors of Nevada Gold & Casinos, Inc., a Nevada corporation, prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. Our Annual Meeting will be held at the Marriott West Loop, Ballroom A, 1750 West Loop South, Houston, Texas, 77027, at 3:30 p.m., Central Time, on Monday, September 10, 2001, unless adjourned or postponed. The Board is making this solicitation by mail, and UWIN will pay all costs associated with this solicitation. This proxy statement and accompanying notice of Annual Meeting and proxy are first being mailed to shareholders on or about August 6, 2001. When you see the terms "we", "our", or "UWIN", it refers to Nevada Gold & Casinos, Inc.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         Our common stock is the only type of security entitled to vote at the Annual Meeting. On July 20, 2001, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 10,496,657 shares of common stock outstanding. Each stockholder of record on July 20, 2001 is entitled to one vote for each share of common stock held by such stockholder on July 20, 2001. Shares of common stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting. Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term "broker non-vote" refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter, such vote will count as both present and voted for the purposes of determining whether a proposal has been approved.

Quorum Required

         Our Bylaws provide that the holders of a majority of our common stock issued and outstanding and entitled to vote and that are present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

         PROPOSAL 1. Approval of the amendment to our Articles of Incorporation to provide for a classified board of directors requires the affirmative vote of holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

         PROPOSAL 2. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the five nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

         PROPOSAL 3. Approval of the amendment to our Articles of Incorporation to establish preferred stock issuable by our Board requires the affirmative vote of holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

         PROPOSAL 4. Approval of the amendment to our Articles of Incorporation to provide that special meetings of the shareholders may only be called by a majority of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President of the company requires the affirmative vote of holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

         PROPOSAL 5. Ratification of the appointment of Pannell Kerr Forster of Texas, P.C. as our independent accountants for the fiscal year ending
March 31, 2002 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

         PROPOSAL 6. Approval of the amendment to our 1999 Stock Option Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

Proxies

         Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees for election to the Board of Directors (as set forth in Proposal No. 2), FOR Proposal Nos. 1, 3, 4, 5, and 6 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the company at our principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

         We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the solicitation material to the beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the company. No additional compensation will be paid to these individuals for any such services.

            PROPOSAL 1 - APPROVAL OF A CLASSIFIED BOARD OF DIRECTORS

         Our Board of Directors has unanimously approved and recommended that the shareholders approve an amendment to our Amended and Restated Articles of Incorporation (the "Articles"), to provide for the classification of our Board of Directors into three classes of directors with staggered terms of office. Article Five of Exhibit A to this Proxy Statement sets forth the text of the proposed amendment to the Articles to be added as a new paragraph.

         Our Bylaws now provide that all directors are to be elected annually to serve until their successors have been elected and qualified. Nevada law permits provisions in the articles of incorporation or bylaws approved by shareholders that provide for a classified board of directors. The proposed amendment to the Articles would provide that directors will be classified into three classes, as nearly equal in number as possible. One class of directors, initially consisting of Messrs. Winn and Jayroe, would hold office initially for a term expiring at the 2002 Annual

Meeting; a second class of directors, initially consisting of Mr. Juliano, would hold office initially for a term expiring at the 2003 Annual Meeting; and a third class of directors, initially consisting of Messrs. Burkett and Wong, would hold office initially for a term expiring at the 2004 Annual Meeting. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified.

         The proposed classified board amendment will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for UWIN. Currently, a change in control of the Board of Directors can be made by shareholders holding a majority of the votes cast at a single Annual Meeting. If we implement a classified board of directors, it will take at least two Annual Meetings for a majority of shareholders to effect a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

         The classified board proposal is designed to assure continuity and stability in the Board of Directors' leadership and policies. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. The Board of Directors also believes that the classified board proposal will assist the Board of Directors in protecting the interests of our shareholders in the event of an unsolicited offer for UWIN. Because of the additional time required to change control of the Board of Directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of UWIN. Because the classified board proposal will increase the amount of time required for a takeover bidder to obtain control of UWIN without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of UWIN's outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that shareholders may feel would be in their best interests. The proposed classification of the Board of Directors is not being recommended in response to a pending or threatened attempt to acquire control of UWIN. The classified board proposal will also make it more difficult for the shareholders to change the composition of the Board of Directors even if the shareholders believe such a change would be desirable.


         If the number of directors is increased by the Board of Directors and the resultant vacancies are filled by the Board of Directors, those additional directors will serve only until the next annual meeting of shareholders, at which time they will be subject to election and classification by the shareholders. If any director is elected by the Board of Directors to fill a vacancy that occurs as a result of the death, resignation, or removal of another director, that director will hold office until the annual meeting of shareholders at which the director who died, resigned, or was removed would have been required, in the regular order of business, to stand for re-election, even though that term may extend beyond the next annual meeting of shareholders.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR CLASSIFICATION OF THE BOARD OF DIRECTORS.

                       PROPOSAL 2 - ELECTION OF DIRECTORS

         The Board of Directors currently consists of four members. The Board has nominated for re-election all the current members of the Board and Mr. Joseph Juliano. In the event Proposal No. 1 is adopted at the Annual Meeting, the directors will be divided into three classes and, unless otherwise noted thereon, the shares represented by the enclosed proxy will be voted for the election as directors of the five nominees named below to serve for the terms indicated below, or until their successors have been duly elected and qualified. If Proposal No. 1 is not approved by the shareholders at the Annual Meeting, unless otherwise noted thereon, the shares represented by the enclosed proxy will be voted for the election as directors of the five nominees named below to serve until the 2002 Annual Meeting or until their successors have been duly elected and qualified. The five nominees receiving the highest number of votes cast at the Annual Meeting will be elected. If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons recommended by the Board of Directors as may be determined by the holders of the proxy.

Director Nominees

         H. THOMAS WINN. Class I Director, term to expire 2002. Mr. Winn has been the Chairman, CEO, and President of UWIN since January 1994. As President of Aaminex Capital Corporation, he was responsible for the merger of the Colorado real property into UWIN, and a portion of that real property was the basis for UWIN's 43% ownership of the Isle of Capri Casino in Black Hawk, Colorado. Mr. Winn has served as Chairman of Aaminex Capital Corporation since 1983, and as President and CEO all but two of those years. Aaminex Capital Corporation is a financial consulting and venture capital firm, involved in real estate, mining, and food and beverage activities. Mr. Winn is a director of Samaritan Pharmaceuticals, Inc.

         PAUL J. BURKETT. Class III Director, term to expire 2004. Mr. Burkett was President of UWIN from 1991 until January 1994, and is now a Director and Vice President of UWIN. Mr. Burkett has been involved in the mining industry for over forty years, and has also served on the Board of Directors of Aaminex Capital Corporation for thirteen years. His business for the past five years has concentrated on independent mining and real estate ventures. Mr. Burkett has been President of Goldfield Resources, Inc., a wholly-owned subsidiary of UWIN, since June 1998. In addition, Mr. Burkett has been Chairman of the Board of Trustees of the Joshua Tree Retreat Center, a 400-acre retreat located in Joshua Tree, California, since 1998. Mr. Burkett is a director of Samaritan Pharmaceuticals, Inc.

         WILLIAM G. JAYROE. Class I Director, term to expire 2002. Mr. Jayroe has been a Director since September 1995 and was the Corporate Secretary of UWIN from March 1999 until June 2001. Mr. Jayroe has two decades of technology development, sales, and management expertise in the petrochemical field. He began his career with a Fortune 500 global oilfield service company and left to begin his own company, Turbeco, Inc., which was acquired by Flotek Industries, Inc., in late 1993. Mr. Jayroe was President and CEO of Flotek Industries, Inc., which is the parent corporation of USA Petrovalve, Inc., and Turbeco, Inc., from May 1995 until October 1998. Mr. Jayroe founded and has been the CEO of Hunter Global Partners since September 1998. Mr. Jayroe has a BS in Industrial Distribution from Texas A&M.

         JAMES WONG. Class III Director, term to expire 2004. Since February 1999, Mr. Wong has been the Chairman of Restaurant Connections International, Inc., of which UWIN owns approximately 30%. RCI owns Internacional Restaurantes do Brasil, Ltda., which is the largest Pizza Hut franchisee in Brazil and operates 19 restaurants in Sao Paulo. In 1988, Mr. Wong founded Directions International, a global consulting firm, where he worked as an external change agent with clients such as American Express, ARCO, Budget Rent-A-Car, Compaq, EDS, Hitachi, Honeywell, KFC, PepsiCo, Pizza Hut, and other national and international corporations. Since 1997, Mr. Wong has been Chairman and CEO of DI North America, through which he helps clients form strategic alliances and joint ventures to capitalize on emerging markets. A graduate of M.I.T., Mr. Wong served in the U.S. Marine Corps during the Vietnam era before being recruited as a turnaround manager and internal change agent by General Motors and Frito-Lay. Mr. Wong is a director of Monterey Pasta Company, Inc.

         JOSEPH JULIANO. Class II Director, term to expire 2003. Since 1992, Mr. Juliano has served as Vice President, Entertainment Sales with Pepsi-Cola North America's Fountain Beverage Sales, and is responsible for Pepsi distribution and brand marketing initiatives in theatres, theme parks, theme restaurants, gaming venues and golf management companies including PGA of America. Mr. Juliano started with Pepsi in 1973 and has previously served as Region Manager, Vice President of Fountain Sales - Eastern Division and as Area Vice President of On-Premise Sales. Mr. Juliano received his BS and MBA in Marketing from St. John's University.

Committees of the Board and Attendance

         The Board of Directors currently has standing Audit, Compensation, and Technical Committees. The Board of Directors does not have a nominating committee. The members of the standing committees are identified in the following table:

DIRECTOR                                COMMITTEES
                         Audit         Compensation       Technical
                         -----         ------------       ---------

Paul J. Burkett                                               X
William G. Jayroe          X                X                 X
H. Thomas Winn                              X                 X
James Wong                 X                X

         We expect to add Mr. Juliano to our audit and compensation committees.

         The Audit Committee held four meetings during the last fiscal year, and it is authorized to nominate our independent auditors and to review with the independent auditors the scope and results of the audit engagement. The Audit Committee is also authorized to review and assess our internal controls to evaluate business risk and to ensure compliance with laws and regulations. The Board's charter for the Audit Committee is attached as Exhibit B to this proxy statement. For further information, see the "Audit Committee Report" following Proposal 5 below.

         The Compensation Committee, which held two meetings during our last fiscal year, recommends compensation levels for our executive officers and consultants and is authorized to consider and make grants of options pursuant to any approved stock option plan and to administer the plan.

         The Technical Committee, which held one meeting during our last fiscal year, is responsible for our mining activities.

         We held seven Board meetings during the last fiscal year. Each director attended at least 75% of all Board meetings and meetings of committees of which each director was a member, either in person or by telephone conference calls.

         Compensation of Directors

         Our directors receive no standard compensation for their services as directors, but are reimbursed their travel expenses.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

                    PROPOSAL 3 - APPROVAL OF PREFERRED STOCK

         Our Board of Directors proposes that you approve the amendment of our Articles to permit our Board of Directors to issue up to 5,000,000 million shares of preferred stock solely by a resolution of the Board of Directors. The amendment will permit our Board of Directors to establish the rights and preferences of the preferred stock by resolution. The terms our Board may determine include dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters. We believe it is in the best interests of UWIN to grant the Board of Directors this discretion, as it will give the Board of Directors more flexibility in structuring transactions or defending against potential hostile or abusive takeover threats.

         It is not possible to state the actual effect of the issuance of any shares of preferred stock on the rights of holders of the common stock until the Board of Directors determines the specific rights of the holders of the preferred stock. However, these effects might include: (a) restricting dividends on the common stock; (b) diluting the voting power of the common stock; (c) impairing the liquidation rights of the common stock; and (d) delaying or preventing a change in control of UWIN without further action by the stockholders. We have no present plans to issue any shares of preferred stock.

         If the amendment is approved, Article Four of our new Amended and Restated Articles of Incorporation attached as Exhibit A would be added. We urge each stockholder to read carefully Article Four of our new Amended and Restated Articles of Incorporation before voting on this proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR PREFERRED STOCK.

        PROPOSAL 4 - APPROVAL OF LIMITATIONS FOR CALLING SPECIAL MEETINGS

         Our Board of Directors proposes that you approve the amendment of our Articles to provide that special meetings of shareholders may be called only by a majority of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President of the company.

         If the proposal is approved, Article Nine of our new Amended and Restated Articles of Incorporation attached as Exhibit A would be added. We urge each stockholder to read carefully Article Nine of our new Amended and Restated Articles of Incorporation before voting on this proposal.

         Our current Articles provide that special meetings of stockholders may be called by the Board of Directors, any Board member, the President, any executive officer, or holders of at least 10% of all shares entitled to vote at the meeting. The proposal would incorporate the foregoing provisions into our new Amended and Restated Articles of Incorporation, eliminating the right of any executive officer or shareholder to call a special meeting. The proposal would also prohibit any other person from calling a special meeting.

         The Board believes that the proposal would provide for the orderly conduct of all company affairs at special meetings of shareholders. If the proposal is approved, a shareholder could not force shareholder consideration of a proposal over the opposition of the Board. The proposal may have the effect of impeding or discouraging efforts by potential bidders to obtain control of the company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR LIMITATIONS ON THE CALLING OF SPECIAL MEETINGS.

     PROPOSAL 5 - RATIFY THE ELECTION OF PANNELL KERR FORSTER OF TEXAS, P.C.

         The Board of Directors would like the shareholders to ratify the appointment of Pannell Kerr Forster of Texas, P.C., as independent accountants for UWIN for the fiscal year ending March 31, 2002. The engagement of Pannell Kerr Forster of Texas, P.C., for audit services has been approved by the Board of Directors.

         A representative of Pannell Kerr Forster of Texas, P.C., our principal accountants for the current fiscal year and the most recently completed fiscal year, is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

         In the event the shareholders do not ratify the appointment of Pannell Kerr Forster of Texas, P.C., as independent accountants for the fiscal year ending March 31, 2002, the Board of Directors will consider the adverse vote as direction to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the current fiscal year will be permitted to stand unless the Board finds other good reason for making a change.

Audit Fees

         The aggregate fees billed by Pannell Kerr Forster of Texas, P.C. for professional services rendered for the audit of our annual financial statements for the fiscal year ended March 31, 2001, and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were $57,000.

Financial Information Systems Design and Implementation Fees

         Pannell Kerr Forster of Texas, P.C. rendered no professional services to us for information technology services relating to financial information systems design and implementation for the fiscal year ended March 31, 2001.

All Other Fees

         Pannell Kerr Forster of Texas, P.C. rendered tax advice and other services other than the services described above under "Audit Fees," for the fiscal year ended March 31, 2001, in the aggregate amount of $28,655.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P.C., AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2002.


                             AUDIT COMMITTEE REPORT


            In accordance with its written charter adopted by the Board of Directors, a copy of which is attached as Exhibit B, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of the company's independent accountants. The Audit Committee is comprised of Messrs. Jayroe and Wong. Mr. Jayroe is an independent director, as defined by The American Stock Exchange's listing standards. Mr. Wong is not an independent director, as defined by The American Stock Exchange's listing standards.


            Management is responsible for the company's internal controls. The independent accountants for the company, Pannell Kerr Forster of Texas, P.C. ("PKF"), are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by PKF.


            The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and PKF, nor can the Audit Committee certify that PKF is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial, and accounting matters.


            In this context, the Audit Committee has met and held discussions with management and PKF. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PKF. The Audit Committee discussed with PKF matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).


            PKF also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with PKF their independence.


            Based upon the Audit Committee's discussion with management and PKF and the Audit Committee's review of the representations of management and the report of PKF to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the Nevada Gold & Casinos, Inc. Annual Report on Form 10-KSB for the year ended March 31, 2001 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of Nevada Gold & Casinos, Inc.:

William G. Jayroe and James Wong

                   PROPOSAL 6 - AMENDMENT OF STOCK OPTION PLAN


         Our Board has adopted, subject to shareholder approval, an amendment to our 1999 Stock Option Plan (the "Plan") to increase the number of shares of common stock reserved for issuance under the Plan from 1,200,000 to 2,500,000 shares. The Board believes that increasing the number of shares of common stock reserved for issuance under the Plan is necessary to insure that a sufficient reserve of common stock remains available for issuance to allow us to continue to utilize equity incentives to attract and retain the services of key individuals essential to our long-term growth and financial success. We rely on equity incentives in the form of stock option grants in order to attract and retain key employees and believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees. Option grants made to newly-hired and continuing employees will be based on competitive market conditions, experience, and individual performance. We have issued options to purchase 931,500 shares of common stock under the current Plan, and may issue an additional 268,500 shares of common stock under the current Plan.


         The following is a summary of the principal features of the Plan, and does not purport to be a complete description of the Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to Nevada Gold & Casinos, Inc., 3040 Post Oak Blvd., Suite 675, Houston, Texas 77056, Attention: Corporate Secretary.


         The Plan allows us to issue stock option grants, stock appreciation rights or SARs, restricted stock awards, and performance stock awards.


         Eligibility. The Plan is open to key employees, officers, directors, and consultants of the company and its affiliates. As of July 20, 2001, two non-employee directors, four executive officers (including two directors), and approximately 19 other employees and consultants were eligible for participation in the Plan.


         Changes in the Company's Capital Structure. The Plan will not affect our right to authorize adjustments, recapitalizations, reorganizations, or other changes in our capital structure. In the event of an adjustment, recapitalization, or reorganization, the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the eligible person will be eligible to receive a like number of shares of stock in the new entity that he or she would have been entitled to if, immediately prior to the merger, he or she had exercised the option. The Board may waive any limitations imposed under the Plan so that all options are immediately exercisable. All outstanding options may be canceled by the Board upon written notice to the eligible person and by granting a period in which the options may be exercised.


         Options and Option price. We may grant incentive or nonqualified stock options. The exercise price of incentive options shall not be less than the greater of (a) 100% of fair market value on the date of grant, or (b) the aggregate par value of the shares of stock on the date of grant. Our Compensation Committee, at its option, may provide for a price greater than 100% of fair market value. The price for 10% or more shareholders shall be not less than 110% of fair market value.


         Duration. No option may be exercisable after the period of 10 years. In the case of a 10% or more shareholder, no incentive option may be exercisable after the expiration of five years.


         Amount exercisable. In the event an eligible person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered nonqualified stock options.


         Exercise of Options. Options may be exercised by written notice to the Compensation Committee with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the company for an amount equal to the option price of the shares; or, if approved in advance by the Compensation Committee (b) stock at its fair market value on the date of exercise; (c) an election to make a cashless exercise through a registered broker-dealer; (d) an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price; or (e) any other form of payment which is acceptable to the Compensation Committee.


         Stock appreciation rights or SARs. SARs may be included in each option granted under the Plan. A SAR permits the recipient to surrender that option, or a portion of the part which is exercisable, and receive in exchange an amount equal to the excess of the fair market value of the stock covered by the option, over the exercise price of the stock.


         Termination of Options or SARs. Unless expressly provided in the option or SAR agreement, options or SARs shall terminate one day less than three months after an employee's severance of employment with the company other than by death or disability. Unless the option or SAR expires sooner, the option or SAR will expire one year after the death or disability of the eligible person.

         Reload Options. The Compensation Committee shall have the authority to include as part of any option agreement a provision entitling the eligible person to a further option (a "Reload Option") in the event the eligible person exercises the option in accordance with the Plan and the terms and conditions of the option agreement. Any Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise of such option, (b) shall have an expiration date which is the greater of (i) the same expiration date of the option the exercise of which gave rise to such Reload Option, or (ii) one year from the date of grant of the Reload Option, and (c) shall have an exercise price which is equal to 100% of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option. Notwithstanding the foregoing, a Reload Option which is an incentive option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to 110% of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option and shall have a term which is no longer than five years.

         Restricted Stock Awards. The Compensation Committee may issue shares of stock to an eligible person subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the eligible person or for payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge, or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The Compensation Committee shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in a restricted stock agreement.

         Award of Performance Stock. The Compensation Committee may award shares of stock, without any payment for such shares, to designated eligible persons if specified performance goals established by the Compensation Committee are satisfied.

         Amendment or Termination of the Plan. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of our shareholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Internal Revenue Code of 1986, as amended (the "Code"), no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) decrease the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the shareholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

         Federal Tax Consequences. The following is a brief summary of the tax consequences of the grant and exercise of stock options, SARs, and restricted stock awards under the federal income tax laws. This summary does not, among other things, purport to describe state or local tax consequences or to describe all federal income tax consequences.

         Incentive Stock Options (or ISOs) and Non-qualified Options. Recipients of ISOs generally are not subject to income tax at the time the option is granted or exercised. However, upon the exercise of any ISO, any excess of the fair market value of shares received over the exercise price may be subject to the alternative minimum tax. Upon disposition of any shares obtained through the exercise of an ISO, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the aggregate exercise price, provided that the participant has held the shares for at least one year from the date the ISO was exercised and at least two years from the date the ISO was granted. If the participant disposes of the shares within that time period (a "Disqualifying

Disposition"), the participant will recognize ordinary income to the extent of the difference between the exercise price and the lesser of the fair market value on the date the ISO is exercised or the amount realized on the Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period the shares were held by the participant. We are not entitled to any tax deduction upon either the exercise of any such ISO or upon any subsequent disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income pursuant to a Disqualifying Disposition.

         A participant receiving nonqualified options does not generally recognize income at the time the option is granted. However, when the option is exercised, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price. We receive a tax deduction equal to the amount of ordinary income recognized by the participant. The participant's basis in the shares is equal to the exercise price plus any recognized ordinary income.

         On July 16, 2001, the last sales price of the common stock underlying the grants made pursuant to the Plan, as reported by the OTC Electronic Bulletin Board was $2.62.

         Plan Benefits. We cannot now determine the exact number of options, SARs, restricted stock, and performance stock to be granted in the future to any of our officers, directors, or employees. The following table sets forth the number of stock options granted to our Chief Executive Officer, our current executive officers as a group, our current directors who are not executive officers as a group, each nominee for election as a director, and all employees other than executive officers as a group.

                                                                              NUMBER OF SHARES UNDERLYING OPTIONS
                                                                              -----------------------------------

H. Thomas Winn, Chief Executive Officer and President                                       150,000

All current executive officers as a group (4 persons)                                       300,000

All current directors who are not executive officers as a group (2 persons)                 200,000

Paul J. Burkett                                                                             150,000

William G. Jayroe                                                                           150,000

James Wong                                                                                   50,000

Joseph Juliano                                                                                    0

All employees other than executive officers as a group (1 person)                             5,000

Shareholder Approval

         The affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting is required for approval of the amendment to the Plan. Should such shareholder approval not be obtained, then the 1,300,000 share increase to the shares reserved under the Plan will not be implemented. The Plan will, however, continue in effect, and option grants and direct stock issuances may continue to be made under the Plan until all the shares available for issuance under the Plan have been issued pursuant to such option grants and direct stock issuances or until the Plan's earlier expiration or termination by the Board.

                               EXECUTIVE OFFICERS


          Our directors and executive officers are as follows:

NAME                          AGE        OFFICE HELD
----                          ---        -----------

H. Thomas Winn                 61        Chairman of the Board of
                                         Directors, Chief Executive Officer,
                                         and President

Paul J. Burkett                79        Vice President and Director

William G. Jayroe              44        Director

James Wong                     54        Director

Christopher C. Domijan         45        Chief Financial Officer, Secretary,
                                         and Treasurer

Donald A. Brennan              57        Vice President-Development

         The following biographical information is for Messrs. Domijan and Brennan (please see Proposal 2 for biographical information about our directors):

         CHRISTOPHER C. DOMIJAN has served as our Chief Financial Officer since May 2001 and as our Secretary and Treasurer since June 2001. Mr. Domijan has over twenty years of financial management experience, including nine years as CFO for companies in the hospitality and financial services industries. From 1995 until 1998, Mr. Domijan was the CFO of Big Canoe, a master planned community. From 1998 until 2000, Mr. Domijan was CFO of Gold Services Group, Inc., a golf development company. From 2000 until 2001, Mr. Domijan was Vice President of Planning and Development of Redstone Golf Management, a golf development company.

         DONALD A. BRENNAN has served as our Vice President of Development since May 2001. Mr. Brennan brings 30 years of hospitality experience to the amenity operations for master planned residential golf communities and golfing resort hotels and conference centers. Mr. Brennan holds an MBA from Southern Methodist University and a Bachelor's degree in Hotel and Restaurant Administration from Cornell University. Mr. Brennan is the founder of Independent Private Clubs of America, Inc., and has served as its managing partner since 1994.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended March 31, 2001; except Winstock Mining Corporation did not timely file seven Form 4s.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         As of July 20, 2001, 10,496,657 shares of our common stock were outstanding. The following table sets forth, as of July 20, 2001, certain information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our directors and the executive officers named in the Summary Compensation Table below, and (c) all current directors and executive officers as a group.

         Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

         To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals listed is Nevada Gold & Casinos, Inc., 3040 Post Oak Blvd., Suite 675, Houston, Texas 77056.

                                                            SHARES BENEFICIAL OWNED AS OF JULY 20, 2001
                                                            -------------------------------------------
BENEFICIAL OWNER                                              NUMBER OF SHARES       PERCENT OF CLASS
----------------                                              ----------------       ----------------

H. Thomas Winn                                                  1,298,741(1)              12.2%

Paul J. Burkett                                                   401,198(2)               3.8%

William G. Jayroe                                                 168,754(3)               1.6%

James Wong                                                         76,000(4)            Less than 1%

Joseph Juliano                                                          0                    0%

Winstock Mining Corporation                                     1,486,392(5)              14.2%

Clay County Holdings, Inc.                                      2,526,344(6)              24.1%

All current directors and executive officers as a group         1,949,543(7)              17.7%
(6 persons)

----------

(1) Includes (a) options to purchase 150,000 shares of common stock held by Mr. Winn, (b) 180,816 shares of common stock owned by Aaminex Capital Corporation, and (c) an option to purchase 934,591 shares of common stock currently owned by Winstock Mining Corporation held by Aaminex Capital Corporation. Due to the option listed in (c), Mr. Winn and Winstock Mining Corporation are both considered to be the beneficial owner of the 934,591 shares of common stock underlying the option. Mr. Winn is the president of Aaminex Capital Corporation.

(2)  Includes options to purchase 150,000 shares of common stock.

(3)  Includes options to purchase 150,000 shares of common stock.

(4)  Includes options to purchase 50,000 shares of common stock.

(5) Of the shares of common stock listed in the above table, Winstock Mining Corporation has granted Aaminex Capital Corporation an option to purchase 934,591 shares of the common stock. Due to the grant of the option, Mr. Winn, as president of Aaminex Capital Corporation, and Winstock Mining Corporation are both considered to be the beneficial owner of the 934,591 shares of common stock underlying the option. The business address of Winstock Mining Corporation is 1506-2008 Fullerton Avenue, North Vancouver, BC, V7P 3G7.

(6)  The president of Clay County Holdings, Inc. is the son-in-law of Mr. Winn.

(7)  Includes options to purchase 1,434,591 shares of common stock.


Executive Compensation

         The following table contains compensation data for H. Thomas Winn, our Chief Executive Officer. No executive officers or employees other than Mr. Winn received a salary and bonus during the fiscal year ended March 31, 2001 that met or exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

NAME AND
PRINCIPAL POSITIONS       YEAR    ANNUAL COMPENSATION       LONG TERM COMPENSATION       ALL OTHER COMPENSATION($)(1)
                                                                    AWARDS
                                                                  Securities
                                        Salary($)           Underlying Options(#)
                                        ---------           ---------------------
H. Thomas Winn,
President and CEO         2001          200,000                        --                           2,560
                          2000          150,000(2)                150,000                           3,000
                          1999          100,000                        --                              --

----------

(1) Consists of matching funds received through participation in our employee 401(k) plan.

(2) Of Mr. Winn's fiscal 2000 compensation, $50,000 was deferred and paid in fiscal 2001 in the form of 25,000 shares of common stock.

Options, Warrants, and Stock Appreciation Rights

         We did not grant any stock options, warrants, or stock appreciation rights to our officers or directors during the fiscal year ended March 31, 2001. During the fiscal year ended March 31, 2000, we issued Messrs. Burkett, Jayroe, and Winn each an option to purchase 150,000 shares of our common stock, and Mr. Wong an option to purchase 50,000 shares of our common stock. All of the foregoing options have an exercise price of $2.06 per share and expire in October 2004.

         The following table sets forth information concerning option exercises during the fiscal year ended March 31, 2001 and option holdings as of March 31, 2001 with respect to Mr. Winn. No stock appreciation rights were outstanding at the end of the fiscal year.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                     Number of Securities           Value of Unexercised
                Shares Acquired      Value          Underlying Unexercised              In-the-Money
Name             on Exercise(#)   Realized($)        Options at FY-End(#)           Options at FY-End($)
----            ---------------   ------------   ----------------------------   ----------------------------

                                                 Exercisable    Unexercisable   Exercisable    Unexercisable

H. Thomas Winn          --             --          150,000           --             --               --

         The fair market value of our common stock at March 30, 2001 was $1.813 per share. Since the exercise price of the options is $2.06 per share, the options were not in-the-money as of the end of our fiscal year, and no value is set forth in the above table under Securities and Exchange Commission rules.

Compensation of Directors

         Our directors receive no standard compensation for their services as directors, but are reimbursed their travel expenses.


Employment Contracts and Change-In-Control Arrangements


         None of our executive officers have employment agreements, and they may resign and their employment may be terminated at any time. Mr. Burkett receives annual compensation of $36,000 for his work as Vice President of the company and as President of Goldfield Resources, Inc.


         Our Compensation Committee, as administrator of our 1999 Stock Option Plan, can provide for accelerated vesting of the shares of common stock subject to outstanding options held by any executive officer or director in connection with certain changes in control of UWIN. The accelerated vesting may be conditioned on the termination of the individual's employment following the change in control event.


                           RELATED PARTY TRANSACTIONS

         We have entered into indemnification agreements with our officers and directors containing provisions that may require us, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

         We issued 141,490 shares of 12% cumulative preferred stock, $10 par value, for a value of $1,414,900, to cancel indebtedness owed to Clay County Holdings, Inc. and to Aaminex Capital Corporation. Clay County received 98,700 shares of preferred stock and Aaminex received 42,790 shares of preferred stock. We redeemed these shares for $10 per share in June 2000.

         During the last two fiscal years, we periodically made loans to Clay County and Service Interactive, Inc., of which $1,587,859 and $795,222 respectively, was outstanding as of March 31, 2001. Of this amount Clay County loaned Restaurant Connections International, Inc. an aggregate of $1,389,231. The above loans are due on demand and bear an interest rate of 12%. We presently hold options to purchase equity in Service Interactive. Mr. Wong is the President and Chief Executive Officer of Service Interactive, and Mr. Domijan is the Chief Financial Officer of Service Interactive. Messrs. Winn, Jayroe, Wong, Domijan, Burkett, and Brennan are shareholders in Service Interactive.

         In February 2001, we entered into a Consulting and Finder's Fee Agreement with Mr. Juliano. Mr. Juliano agreed to aid us in strategic planning, and to introduce us to potential investors and joint venture partners. The agreement provides that prior to entering into any definitive agreement with any party introduced to us by Mr. Juliano, we will negotiate a mutually acceptable fee.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in our proxy statement and form of proxy for our next annual meeting must be received no later than March 29, 2002. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by June 12, 2002. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

                                  ANNUAL REPORT

         We have provided a copy of our Annual Report on Form 10-KSB with this proxy statement. We will provide exhibits to the Annual Report on Form 10-KSB upon payment of the reasonable expenses incurred by us in furnishing these exhibits. Please send any such requests to Nevada Gold & Casinos, Inc., 3040 Post Oak Blvd., Suite 675, Houston, Texas 77056, Attention: Investor Relations.

                                  OTHER MATTERS

         The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.


                                 By Order of the Board of Directors





                                 H. THOMAS WINN, Chief Executive Officer and
                                 President


August 6, 2001
Houston, Texas


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

EXHIBIT A


                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                         OF NEVADA GOLD & CASINOS, INC.

         Pursuant to Sections 78.390 and 78.403 of the Nevada Revised Statutes, below are the Amended and Restated Articles of Nevada Gold and Casinos, Inc. as amended and adopted to date:

ARTICLE ONE. The name of the corporation is Nevada Gold & Casinos, Inc.

ARTICLE TWO. The address of the corporation's resident agent is 50 W. Liberty St., Suite 880 in the City of Reno, County of Washoe, State of Nevada. The initial agent for service of process at that address is Nevada Agency and Trust Company.

ARTICLE THREE. The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America.

ARTICLE FOUR. The corporation shall have authority to issue an aggregate of Twenty-Five Million (25,000,000) shares of capital stock. The authorized shares of the Company are divided into two classes, Common Stock and Preferred Stock.

Twenty million (20,000,000) shares of common stock are authorized having a par value of twelve cents ($0.12) per share and will be voting stock.

Five Million (5,000,000) shares of preferred stock, which may be issued in one or more series, are authorized having a par value of $.001 per share. Shares of Preferred Stock of the Company may be issued from time to time in one or more classes or series, each of which class or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in a resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Nevada.

No holder of shares of capital stock of the corporation shall be entitled, as such, to any preemptive or preferential right to subscribe to any unissued stock or any other securities, which the corporation may now or thereafter be authorized to issue. No holder of shares of capital stock of the corporation shall be entitled, as such, to any preemptive or preferential right to subscribe to any unissued stock or any other securities, which the corporation may now or thereafter be authorized to issue.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that such consideration so fixed is not less than par value. Upon the determination of the Board of Directors, the shares of stock owned by any shareholder may be redeemed by the Company if the ownership of stock of the Company by such shareholder prevents the issuance or renewal of any gaming license which the Company or any of its subsidiaries or affiliates may have. At the determination of the Board of Directors, the shareholder's stock may be redeemed at cost or market, whichever is less.

ARTICLE FIVE. The affairs of the corporation shall be governed by a Board of Directors of not less than three (3) directors. Directors of the corporation need not be residents of the State of Nevada and need not own shares of the corporation's stock.

The Board of Directors shall be divided into three (3) classes as nearly equal in number as possible (each, a "Class"), known as Class I, Class II and Class
III. Directors of Class I first chosen at the annual meeting of stockholders held in 2001 shall hold office until the first annual meeting of the stockholders following their election, such annual meeting of the stockholders to be held in 2002; directors of Class II first chosen at the annual meeting of stockholders held in 2001 shall hold office until the second annual meeting following their election, such annual meeting of the stockholders to be held in 2003; and directors of Class III first chosen at the annual meeting of stockholders held in 2001 shall hold office until the third annual meeting following their election, such annual meeting of the stockholders to be held in 2004. At each annual meeting of stockholders beginning with the annual meeting of stockholders held in 2002, directors chosen to succeed those whose terms then expire shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election. When the number of directors is changed, any newly created directorships or any decreases in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible. When the number of directors is increased by the Board of Directors and the resultant vacancies are filled by the Board of Directors, such additional directors shall serve only until the next annual meeting of stockholders, at which time they shall be subject to election and classification by the stockholders. In the event that any director is elected by the Board of Directors to fill a vacancy which occurs as a result of the death, resignation, or removal of another director, such director shall hold office until the annual meeting of stockholders at which the director who died, resigned, or was removed would have been required, in the regular order of business, to stand for re-election, even though such term may thereby extend beyond the next annual meeting of stockholders. Each director who is elected as provided in this Article Five shall serve until his or her successor is duly elected and qualifies.

ARTICLE SIX. The capital stock of the corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to pay debts of the corporation, and no paid up stock and no stock issued as fully paid up shall ever be assessable or assessed.

ARTICLE SEVEN. The period of existence of the corporation shall be perpetual.

ARTICLE EIGHT. The initial By-Laws of the corporation shall be adopted by its Board of Directors. The power to alter, amend, or repeal the By-Laws, or to adopt new By-Laws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the By-Laws.

ARTICLE NINE. Meetings of stockholders shall be held at such place within or without the State of Nevada as may be provided by the By-Laws of the corporation. Special meetings of the stockholders may only be called by the President, the Board of Directors, or a majority thereof, by the Chairman of the Board, or by the Chief Executive Officer. Any action otherwise required to be taken at a meeting of the stockholders, except election of directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders having at least a majority of the voting power.

ARTICLE TEN. No contract or other transaction between the corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by this corporation, and no act of this corporation shall in any way be affected or invalidated by the fact that any of the directors of this corporation are pecuniarily or otherwise interested in, or are directors or officers of such other corporation. Any director of this corporation, individually, or any firm of which such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in any contract or transaction of the corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of this corporation, or a majority thereof; and any director of this corporation who is also a director or officer of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation that shall authorize such contract or transaction, and may vote thereat to authorize such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.



------------------------------            --------------------------------------
H. Thomas Winn, President                 Christopher C. Domijan, Secretary

EXHIBIT B


                             AUDIT COMMITTEE CHARTER


The audit committee is a committee of members of the board of directors of Nevada Gold & Casinos, Inc. ("Nevada Gold"). Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the systems of internal controls, which management and the board of directors have established, and the audit process.

In meeting its responsibilities, the audit committee is expected to:

1. Provide an open avenue of communication between the independent accountant and the board of directors.

2.       Review and update the committee's charter annually.

3 Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

4. Confirm and assure the independence of the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

5. Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to Nevada Gold.

6. Consider, in consultation with the independent accountant, the audit scope and plan of the independent accountant.

7. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

8. Review with the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

9.       Consider and review with the independent accountant:

         (a) The adequacy of the company's internal controls including computerized information system controls and security.

         (b) Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

10. Review with management and the independent accountant at the completion of the annual examination.

         (a) Nevada Gold's annual financial statements and related footnotes.

         (b) The independent accountant's audit of the financial statements and his or her report thereon.

         (c) Any significant changes required in the independent accountant's audit plan.

         (d) Any serious difficulties or disputes with management encountered during the course of the audit.

         (e) Other matters related to the conduct of the audit, which are to be communicated to the committee under generally accepted auditing standards.

11. Review filings with the Securities and Exchange Commission ("SEC") and other published documents containing Nevada Gold's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

12. Review with management and the independent accountant, the interim financial report before it is filed with the SEC or other regulators.

13. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of these areas by the independent accountant.

14. Review with the independent accountant the results of their review of Nevada Gold's monitoring compliance with its code of conduct.

15. Review legal and regulatory matters that may have a material impact on the financial statements, related compliance policies, and programs and reports received from regulators.

16. Meet with the independent accountant and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

17. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

18. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

19. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

20. The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

21. The committee will perform such other functions as assigned by law, Nevada Gold's charter or bylaws, or the board of directors.

Audit committee members and the committee chairman shall be designated by the full board of directors.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

PROXY

                           NEVADA GOLD & CASINOS, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
       NEVADA GOLD & CASINOS, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 10, 2001

The undersigned shareholder of Nevada Gold & Casinos, Inc. (the "Company") hereby appoints Christopher C. Domijan as proxy for the undersigned, with full power of substitution, to represent and to vote as specified in this Proxy all the shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Marriott West Loop, Ballroom A, 1750 West Loop South, Houston, Texas, 77027, on Monday, September 10, 2001 at 3:30 p.m. local time, and any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, AND 6, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, AND 6.


PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE



1. To approve the amendment to the Company's Articles of               For             Against           Abstain
Incorporation as set forth in Proposal 1.
                                                                       [ ]               [ ]               [ ]

2. Election of Directors. If shareholders approve Proposal
1, the nominees will serve staggered terms of one, two, or
three years. If shareholders do not approve Proposal 1, each
nominee will be elected for a one-year term.                           For All         Withheld for All

Nominee for Class I Director (term to expire in 2002)                  [ ]               [ ]

   (i)   Mr. H. Thomas Winn                                            For all nominees except:
   (ii)  Mr. William G. Jayroe
                                                                       --------------------------------------------
                                                                       (write nominee's name)


Nominee for Class II Director (term to expire in 2003)                 For             Withheld

   (i)  Mr. Joseph Juliano                                             [ ]               [ ]


Nominees for Class III Directors (term to expire in 2004)              For All         Withheld for All

   (i)  Mr. James Wong                                                 [ ]               [ ]
   (ii) Mr. Paul J. Burkett
                                                                       For all nominees except:

                                                                       --------------------------------------------
                                                                       (write nominee's name)


3. To approve the amendment to the Company's Articles of               For             Against           Abstain
Incorporation as set forth in Proposal 3.
                                                                       [ ]               [ ]               [ ]

4. To approve the amendment to the Company's Articles of               For             Against           Abstain
Incorporation as set forth in Proposal 4.
                                                                       [ ]               [ ]               [ ]

5. To ratify the appointment of Pannell Kerr Forster of                For             Against           Abstain
Texas, P.C. as the Company's independent accountants for the
fiscal year ending March 31, 2002.                                     [ ]               [ ]               [ ]

6. To approve the amendment to the Company's 1999 Stock                For             Against           Abstain
Option Plan.
                                                                       [ ]               [ ]               [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.


The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.



DATED:
      -----------------          ----------------------------------------------
                                 [Signature]

                                 ----------------------------------------------
                                 [Signature if jointly held]

                                 ----------------------------------------------
                                 [Printed Name]

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.